Preferred Stock	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Preferred Stock

Note 6 – Preferred Stock

On December 13, 2022, the Company issued 140 Series B preferred shares in connection with the cancellation of 1,400,000 shares of common stock.

On June 1, 2023, the Company issued an additional 50 Series B preferred shares in connection with the cancellation of 500,000 shares of common stock.

The Series B preferred stock is convertible into common stock at a ratio of 5,000 shares of common stock for each share of Series B stock held, subject to certain limitations. Series B preferred shares are not entitled to vote on any matters submitted to shareholders of the Company.

Shares outstanding at December 31, 2023 totaled 190 which are convertible into 950,000 shares of common stock.

The preferred stock par value is $0.01.